EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

     ALL-AMERICAN SPORTPARK, INC. PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the Annual Report on Form 10-K of All-American SportPark, Inc. for the year ended December 31, 2008:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of All-American SportPark, Inc.

Dated:  March 31, 2009

/s/ Ronald S. Boreta
Ronald S. Boreta
Chief Executive Officer
(Principal Executive Officer) and
Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes- Oxley Act of 2002 has been provided to All-American SportPark, Inc. and will be retained by All -American SportPark, Inc. and furnished to the Securities and Exchange Commission upon request.